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                                                                   Exhibit 10.10

                         TRADEMARK COLLATERAL ASSIGNMENT
                                    AGREEMENT

         TRADEMARK COLLATERAL ASSIGNMENT AGREEMENT dated as of August 16, 2002, between REPUBLIC ENGINEERED PRODUCTS LLC, a Delaware limited liability company having a principal place of business at 3770 Embassy Parkway, Akron, Ohio 44333 (the "Assignor") and FLEET CAPITAL CORPORATION, a Rhode Island corporation having an office at One Federal Street, Boston, Massachusetts 02110, as administrative agent (hereinafter, in such capacity, the "Administrative Agent") for itself and the other lending institutions (hereinafter, collectively, the "Lenders") which are or may in the future become parties to a Revolving Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") among the Assignor, the Subsidiaries of the Assignor party thereto, the Lenders, the Administrative Agent and the other parties thereto.

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise extend credit to the Assignor;

         WHEREAS, it is a condition precedent to the Lenders' making any loans or otherwise extending credit to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a trademark agreement in substantially the form hereof;

         WHEREAS, the Assignor has executed and delivered to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the Domestic Security Agreement (as defined in the Credit Agreement), pursuant to which the Assignor has granted to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a security interest in certain of the Assignor's personal property and fixture assets, including without limitation the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on Schedule A attached hereto, all to secure the payment and performance of the Obligations (as defined in the Credit Agreement); and

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement and the Domestic Security Agreement. In addition, the following terms shall have the meanings set forth in this (S) 1 or elsewhere in this Trademark Agreement referred to below:

         Assignment of Marks.  See (S)2.1.

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                                      -2-

         Associated Goodwill. All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the Use thereof.

         Pledged Trademarks. All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

         PTO. The United States Patent and Trademark Office.

         Related Assets. All assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill (other than any assets, rights and interests of a type in which the Administrative Agent does not otherwise have a security interest pursuant to the Domestic Security Agreement or the Patent Assignment), including the following:

                  (a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

                  (b) the following documents and things, if any, in the possession or under the control of the Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

                           (i) all lists, contracts, ancillary documents and
                  other information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

                           (ii) all agreements (including franchise agreements),
                  product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture,

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                                      -3-

                  production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

                           (iii) all documents and agreements relating to the
                  identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

                           (iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

         Trademark Agreement. This Trademark Collateral Assignment Agreement, as amended and in effect from time to time.

         Trademark License Rights. Any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or Used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Assignor or the Administrative Agent after the occurrence of an Event of Default to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

         Trademark Registrations. All past, present or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Administrative Agent after the occurrence of an Event of Default, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

         Trademark Rights. Any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Administrative Agent after the occurrence of an Event of Default for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising

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                                      -4-

out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

         Trademarks. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, Used or associated with or appurtenant to the products, services and businesses of the Assignor, that (i) are set forth on Schedule A hereto, or (ii) have been adopted, acquired, owned, held or Used by the Assignor or are now owned, held or Used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and Used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

         Use. With respect to any Trademark, all Uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such Uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor.

         Unless otherwise provided herein, the rules of interpretation set forth in (S)1.2 of the Credit Agreement shall be applicable to this Trademark Agreement.

                         2. GRANT OF SECURITY INTEREST.

         2.1. Domestic Security Interest. As collateral security for the payment and performance in full of all of the Obligations, the Assignor hereby unconditionally grants to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Administrative Agent for the benefit of the Lenders and the Administrative Agent.

         2.2. Conditional Assignment. In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in ss.2.1, the Assignor grants, assigns, transfers, conveys and sets over to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the Assignor's entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only (a) upon or after the occurrence and during the continuance of an Event of Default and (b) either (i) upon the written demand of the Administrative Agent at any time during such continuance or (ii) immediately and automatically (without notice or action of any kind by the Administrative Agent) upon an Event of Default under Section 13.1(g) or (h) of the Credit Agreement or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Domestic Security Agreement and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Administrative Agent or its nominee in lieu of foreclosure).

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         2.3. Assignment of Marks. The Assignor agrees to execute and deliver to the Administrative Agent, upon the request of the Administrative Agent made after the occurrence and during the continuance of an Event of Default, an assignment of the Pledged Trademarks substantially in the form of Exhibit 1 attached hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Administrative Agent to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Administrative Agent's remedies under the Trademark Agreement and the Domestic Security Agreement. In addition, the Assignor hereby constitutes and appoints the Administrative Agent as its attorney-in-fact to execute and deliver the Assignment of Marks as provided in
(S)10 below.

         2.4. Supplemental to Domestic Security Agreement. Pursuant to the Domestic Security Agreement the Assignor has granted to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). The Domestic Security Agreement, and all rights and interests of the Administrative Agent in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Domestic Security Agreement, the security interest of the Administrative Agent in the Collateral (including the Pledged Trademarks) pursuant to the Domestic Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Pledged Trademarks), or any present or future rights and interests of the Administrative Agent in and to the Collateral under or in connection with the Domestic Security Agreement, this Trademark Agreement or the Uniform Commercial Code. Any and all rights and interests of the Administrative Agent in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Administrative Agent (and the obligations of the Assignor) in, to, or with respect to, the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Domestic Security Agreement and shall not be in derogation thereof.

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         The Assignor represents, warrants and covenants that except to the extent the failure of the following, individually or in the aggregate, to be true would not have a Material Adverse Effect: (a) to the Assignor's knowledge, Schedule A sets forth a true and complete list of Trademarks and Trademark Registrations now owned, licensed, controlled or Used by the Assignor; (b) to the Assignor's knowledge, the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and to the Assignor's knowledge, there is no litigation or proceeding pending concerning the validity or enforceability of the

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                                      -6-

Trademarks or Trademark Registrations; (c) to the Assignor's knowledge, there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights which could reasonably be expected to have a Material Adverse Effect; (d) to the Assignor's knowledge, no claim is pending that the Use of any of the Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; (e) to the Assignor's knowledge, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to Use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Domestic Security Agreement and this Trademark Agreement and security interests permitted by the Credit Agreement;
(f) the Assignor has the unqualified right to enter into this Trademark Agreement and to the Assignor's knowledge, has the right to perform its terms and has entered and will enter into written agreements with all relevant present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (g) the Assignor will use, required statutory and other proprietary notices in connection with its Use of the Trademarks consistent with its reasonable business judgment; and (h) the Assignor will use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks consistent with its reasonable business judgment; (i) this Trademark Agreement, together with the Domestic Security Agreement, will create in favor of the Administrative Agent a valid and perfected first priority security interest in the Pledged Trademarks (other than in respect of any Pledged Trademark registered in a jurisdiction other than the United States) upon making the filings referred to in clause (j) of this (S)3; and (j) except for the filing of financing statements with the Secretary of State of Delaware under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required in respect of the Pledged Trademarks registered in the United States either (i) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (ii) for the perfection of or the exercise by the Administrative Agent of any of its rights and remedies hereunder.

                              4. INSPECTION RIGHTS.

         The Assignor hereby grants to each of the Administrative Agent and the Lenders and their respective employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto in each case at such reasonable times during regular business hours and at such reasonable intervals as the Administrative Agent or any Lender may reasonably request, and prior to an Event

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of Default, upon reasonable notice, in all cases subject to the provisions contained in (S)8.9.1 of the Credit Agreement.

                   5. NO TRANSFER OR INCONSISTENT AGREEMENTS.

         Without the Administrative Agent's prior written consent or except as permitted by (S)9.2 or (S)9.6 of the Credit Agreement, the Assignor will not (a) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, except for licenses or agreements in the ordinary course and consistent with past practices, or (b) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Domestic Security Agreement.

                       6. AFTER-ACQUIRED TRADEMARKS, ETC.

         6.1. After-acquired Trademarks. If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall promptly provide to the Administrative Agent notice thereof in writing and execute and deliver to the Administrative Agent such documents or instruments as the Administrative Agent may reasonably request further to implement, preserve or evidence the Administrative Agent's interest therein.

         6.2. Amendment to Schedule. The Assignor authorizes the Administrative Agent upon receipt of notice under (S)6.1 to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, only to amend Exhibit A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under (S)2 or (S)6.

                            7. TRADEMARK PROSECUTION.

         7.1. Assignor Responsible. The Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold the Administrative Agent and each of the Lenders harmless from any and all reasonable costs, damages, liabilities and expenses that may be incurred by the Administrative Agent or any Lender in connection with any third party claim against the Administrative Agent or any Lender arising from the Assignor's use of the Pledged Trademarks. In respect of such responsibility, the Assignor shall use its reasonable business judgment and shall retain qualified trademark counsel.

         7.2. Assignor's Duties, etc. The Assignor shall have the right and the duty, consistent with its reasonable business judgment, through qualified trademark counsel, to prosecute diligently any trademark registration applications of the material Trademarks pending as of the date of this Trademark Agreement or thereafter with

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respect to any other material Trademarks, to preserve and maintain all rights in the material Trademarks and material Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the material Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the material Trademark Registrations and material unregistered Trademarks. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. Except in the exercise of its reasonable business judgment, the Assignor shall not abandon any material filed trademark registration application, or any material Trademark Registration or material unregistered Trademark, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

         7.3. Assignor's Enforcement Rights. The Assignor shall have the right and the duty, consistent with its reasonable business judgment, to bring suit or other action in the Assignor's own name to maintain and enforce the material Trademarks, the material Trademark Registrations and the material Trademark Rights. The Assignor may require the Administrative Agent to join in such suit or action as necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Administrative Agent is completely satisfied that such joinder will not subject the Administrative Agent or any Lender to any risk of liability. The Assignor shall be excused from its obligations and duties under this (S)7.3 if the Administrative Agent refuses to join the suit or action. The Assignor shall promptly, upon demand, reimburse and indemnify the Administrative Agent for all out-of-pocket damages, costs and expenses, including reasonable legal fees, incurred by the Administrative Agent pursuant to this (S)7.3.

         7.4. Protection of Trademarks, etc. In general, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) consistent with its reasonable business judgment, as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks in all material respects. The Assignor in its reasonable business judgment shall not knowingly take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would in the aggregate have a Material Adverse Effect on the value of the Pledged Trademarks.

         7.5. Notification by Assignor. Promptly upon obtaining knowledge thereof, the Assignor will notify the Administrative Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the material Trademarks or material Trademark Registrations (other than routine office action developments) or the Assignor's rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could have a Material Adverse Effect on the value of the Pledged Trademarks, the ability of the Assignor or the Administrative Agent to dispose of any of the Pledged Trademarks or the rights and

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remedies of the Administrative Agent in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

                                  8. REMEDIES.

         Subject to the provisions of the Credit Agreement, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in (S)2.2, the Credit Agreement, the Revolving Credit Notes, the Domestic Security Agreement and the other Loan Documents), those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, and, without limiting the generality of the foregoing, the Administrative Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Administrative Agent in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in the Domestic Security Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignor at least ten (10) Business Days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Administrative Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

                            9. COLLATERAL PROTECTION.

         If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Administrative Agent, in its own name or that of the Assignor (in the sole discretion of the Administrative Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Administrative Agent for any cost or expense incurred by the Administrative Agent in so doing.

                             10. POWER OF ATTORNEY.

         If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Administrative Agent (and any officer or agent of the Administrative Agent as the Administrative Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of

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                                      -10-

substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Administrative Agent to Use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Administrative Agent to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, including, without limitation, executing the Assignment of Marks and completing the same as assignee, if applicable, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases each of the Administrative Agent and the Lenders from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Administrative Agent under this power of attorney (except for the Administrative Agent's or any such Person's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

                             11. FURTHER ASSURANCES.

         The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Administrative Agent may reasonably request or as may be necessary or proper to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to reasonably assure and confirm to the Administrative Agent the grant, perfection and priority of the Administrative Agent's security interest in the Pledged Trademarks.

                                12. TERMINATION.

         At such time as all of the Obligations have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Administrative Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to release the security interest in and lien on the Pledged Trademarks hereunder, to reassign to the Assignor any Pledged Trademarks conditionally assigned pursuant to (S)2.2 hereof and to reconvey and re-vest in the assignor the entire right, title and interest in any Pledged Trademark previously granted, assigned, transferred and conveyed to the Administrative Agent by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Administrative Agent pursuant hereto or the Domestic Security Agreement.

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                             13. COURSE OF DEALING.

         No course of dealing between the Assignor and the Administrative Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder or under the Domestic Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  14. EXPENSES.

         Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Administrative Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignor.

                              15. OVERDUE AMOUNTS.

         Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF BY THE ASSIGNOR, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND THE LENDERS FOR ANY AND ALL REASONABLE COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING REASONABLE LEGAL FEES, INCURRED BY THE ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT TO SUCH LIABILITIES.

                                  17. NOTICES.

         All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier or postal service or by fascimile transmission confirmation, as the case may be, at the address specified for such Person in (S)20 of the Credit Agreement, or such other address for notice as the Administrative Agent or the Assignor, as the case may be, shall have furnished in writing to the Person giving the notice.

         Any such notice or communication shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or fascimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such fascimile with transmission confirmed and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                            18. AMENDMENT AND WAIVER.

         This Trademark Agreement is subject to modification only by a writing signed by the Administrative Agent (with the consent of the Majority Lenders) and the Assignor, except as provided in (S)6.2. The Administrative Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Administrative Agent and the Majority Lenders. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   19. GOVERNING LAW; CONSENT TO JURISDICTION.

         THIS TRADEMARK AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified by reference in (S)17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            20. WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Administrative Agent nor any Lender nor any representative, agent or attorney of the Administrative Agent or any Lender has represented, expressly or otherwise, that the Administrative Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Administrative Agent or any Lender is a party, the Administrative Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this (S)20.

                               21. MISCELLANEOUS.

         The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Credit Agreement, or between this Trademark Agreement and the Domestic Security Agreement, the provisions of the Credit Agreement or the Domestic Security Agreement, as the case may be, shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

                                          REPUBLIC ENGINEERED PRODUCTS LLC

                                              By:   /s/ Michael Psaros
                                                 -----------------------------
                                                 Name:  Michael Psaros
                                                 Title: President


                                          FLEET CAPITAL CORPORATION, as
                                          Administrative Agent



                                              By:  /s/ Joseph W. Johnson, Jr.
                                                 -----------------------------
                                                 Name: Joseph W. Johnson, Jr.
                                                 Title:  Vice President



                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH OR STATE OF NEW YORK                 )
                                                  )  ss.
COUNTY OF KINGS (certificate filed in New York)   )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 16th day of August, 2002, personally appeared Michael Psaros to me known personally, and who, being by me duly sworn, deposes and says that he is the President of Republic Engineered Products LLC, and that said instrument was signed and sealed on behalf of said limited liability company by authority of its Board of Managers, and said person acknowledged said instrument to be the free act and deed of said limited liability company.

                                              /s/ Roberto J. Gonzalez
                                              -----------------------------
                                              Notary Public
                                              My commission expires:

                                   SCHEDULE A

                     Trademarks and Trademark Registrations

          Trademark                                Registrations --
             or                        United States Patent and Trademark Office
        Service Mark                  Registration No.       Registration Date
        ------------                  ---------------        -----------------


To be provided by
Borrower






          Trademark                             Pending Applications --
             or                        United States Patent and Trademark Office
        Service Mark                       Serial No.            Filing Date
        ------------                       ---------             -----------


To be provided by
Borrower

                                    EXHIBIT 1

                ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS (U.S.)

         WHEREAS, [________________], a [___________] organized and existing under the laws of the [__________________], having a place of business at [__________________] (the "Assignor"), has adopted and Used and is using the trademarks and service marks (the "Marks") identified on the Annex hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on such Annex; and

         WHEREAS, ___________________ , a ___________________ organized and existing under the laws of the State of _____________________ , having a place of business at ___________________ (the "Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with
(i) the registrations of and registration applications for the Marks, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

         This Assignment of Trademarks and Service Marks (U.S.) is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks (U.S.) below.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this ____ day of ___________ , 200_.

                                                     [__________________]



                                                     By:________________________
                                                            Name:
                                                            Title:

         The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of the ____ day of _______________ , 200_.

                                                     [_________________________]



                                                     By:________________________
                                                            Name:
                                                            Title:


COMMONWEALTH OR STATE OF _____________________)
                                              )  ss.
COUNTY OF ____________________________________)

         On this the ___ day of ____________________ , 200_, before me appeared _____________________, the person who signed this instrument, who acknowledged that (s)he is the ____________________ of ______________________ and that being duly authorized (s)he signed such instrument as a free act on behalf of
_____________________.

                                                     ___________________________
                                                     Notary Public
         [Seal]
                                                     My commission expires:

                                      ANNEX

    Trademark                                Registrations --
        or                     United States Patent and Trademark Office
   Service Mark               Registration No.         Registration Date
   ------------               ---------------          -----------------









    Trademark                           Pending Applications --
        or                     United States Patent and Trademark Office
   Service Mark                    Serial No.             Filing Date
   ------------                    ---------              -----------